                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 14, 2003


                            CTI GROUP (HOLDINGS) INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                     000-10560              51-0308583
   ------------------------------  ------------------------ -------------------
  (State or other jurisdiction of  (Commission File Number)    (IRS Employer
           incorporation)                                   Identification No.)


                                  ------------


                       333 North Alabama Street, Suite 240
                             Indianapolis, IN 46204
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (317) 262-4666
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                          ------------------------------
                         (Former name or former address,
                          if changed since last report)

Item 7.  Financial Statements And Exhibits

         (c)      The following exhibit is furnished with this document.

                  99.1     Press Release dated November 17, 2003.

Item 12.  Results of Operations and Financial Condition.

         CTI Group (Holdings) Inc. issued a press release on November 17, 2003 revising its press release issued November 14, 2003 relating to its 2003 third quarter financial results. There was a typographical error in the second sentence of the second paragraph of the press release issued November 14, 2003. The press release attached hereto as Exhibit 99.1 replaces that announcement in its entirety.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CTI GROUP (HOLDINGS) INC.
                                (Registrant)


Date:    November 17, 2003      By:      /s/ Manfred Hanuschek
                                         -------------------------------------
                                         Name:  Manfred Hanuschek
                                         Title: Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit No.                                       Description
-----------                                       -----------
99.1                                  Press Release dated November 17, 2003